UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 22, 2025

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

L.B. Foster Company 2025 Equity and Incentive Compensation Plan

At the Company’s Annual Meeting of Shareholders held on May 22, 2025 (the “Annual Meeting”), the Company’s shareholders approved the L.B. Foster Company 2025 Equity and Incentive Compensation Plan (the “Plan”) which authorizes the issuance of 785,000 shares of the Company’s common stock.

The foregoing description of the Plan does not purport to be complete and is qualified by reference to the full text of the Plan, a copy of which is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07     Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s shareholders considered four proposals, each of which is described in the Company’s definitive proxy statement filed with the SEC on April 11, 2025. Results of voting with respect to the proposals submitted at the Annual Meeting are set forth below.

Proposal 1: Election of Directors:

Name	Votes For	Votes Withheld	Broker Non-votes
Raymond T. Betler	8,845,405	22,311	1,000,684
Alexander B. Jones	8,843,260	24,456	1,000,684
John F. Kasel	8,845,840	21,876	1,000,684
John E. Kunz	8,752,544	115,172	1,000,684
Janet Lee	8,789,547	78,169	1,000,684
David J. Meyer	8,753,593	114,123	1,000,684
Diane B. Owen	8,643,731	223,985	1,000,684
Bruce E. Thompson	8,667,306	200,410	1,000,684

As a result of the shareholder vote, all of the foregoing nominees were elected to serve until the next annual meeting of shareholders.

Proposal 2: Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025:

Votes For	Votes Against	Abstentions	Broker Non-votes
9,834,291	29,289	4,820	—

The foregoing proposal was approved.

Proposal 3: Advisory approval of the compensation paid to the Company’s named executive officers in 2024:

Votes For	Votes Against	Abstentions	Broker Non-vote
8,731,033	101,078	35,605	1,000,684

The foregoing proposal was approved.

Proposal 4: Approval of the L.B. Foster Company 2025 Equity and Incentive Compensation Plan:

Votes For	Votes Against	Abstentions	Broker Non-votes
7,293,905	1,553,522	20,289	1,000,684

The 2025 Equity and Incentive Compensation Plan was approved.

No other matters or proposals were voted on at the Annual Meeting.

Item 9.01     Financial Statements and Exhibits

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description
10.1
L.B. Foster Company 2025 Equity and Incentive Compensation Plan (incorporated herein by reference to Exhibit 99.1 to the Company’s Registration Statement on Form S-8, filed by the Company on May 22, 2025, File Number 333-287501).

*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	May 27, 2025	/s/ Patrick J. Guinee
Patrick J. Guinee
Executive Vice President,
General Counsel, and Corporate Secretary